Exhibit 99.1

PRESS RELEASE	Franklin Street Properties Corp.
401 Edgewater Place • Suite 200 • Wakefield, Massachusetts 01880-6210 • (781) 557-1300 • www.franklinstreetproperties.com
Contact: John Demeritt 877-686-9496	FOR IMMEDIATE RELEASE

FRANKLIN STREET PROPERTIES CORP. ANNOUNCES
FOURTH QUARTER AND FULL YEAR 2008 RESULTS

Wakefield, MA—February 24, 2009—Franklin Street Properties Corp. (the “Company” or “FSP”) (NYSE Alternext US:  FSP), an investment firm specializing in real estate, announced today Net Income of $6.6 million and $32.0 million and Earnings Per Share (EPS) of $0.09 and $0.45 for the fourth quarter and year ended December 31, 2008, respectively.  The Company also announced Funds From Operations (FFO) of $16.2 million and $69.2 million or $0.23 and $0.98 per share for the fourth quarter and year ended December 31, 2008, respectively, and provided an update on other activities.

The Company evaluates its performance based on Net Income, EPS, FFO, Gains on Sales (GOS) and FFO+GOS, and believes each is an important measure.  A reconciliation of Net Income to FFO and FFO+GOS, which are non-GAAP financial measures, is provided on page 3 of this press release.

(in 000's except per share data)	Three Months Ended December 31,			Year Ended December 31,
	2008	2007	Increase (Decrease)	2008	2007	Increase (Decrease)

Net Income	$6,619	$9,391	$(2,772)	$31,959	$61,085	$(29,126)

FFO	$16,199	$18,572	$(2,373)	$69,204	$75,049	$(5,845)
GOS	-	257	(257)	-	23,789	(23,789)
FFO+GOS	$16,199	$18,829	$(2,630)	$69,204	$98,838	$(29,634)
Per Share Data:
EPS	$0.09	$0.13	$(0.04)	$0.45	$0.86	$(0.41)
FFO	$0.23	$0.26	$(0.03)	$0.98	$1.06	$(0.08)
GOS	$-	$-	$-	$-	$0.34	$(0.34)
FFO+GOS	$0.23	$0.27	$(0.04)	$0.98	$1.40	$(0.42)

Weighted ave shares (diluted)	70,481	70,481	-	70,481	70,651	(170)

Comparing results for the fourth quarter of 2008 to 2007, Net Income and EPS decreased $2.8 million or $0.04 per share, FFO decreased $2.4 million or $0.03 per share and FFO+GOS decreased $2.6 million or $0.04 per share.  Comparing results for the fourth quarter of 2008 to 2007, the FFO decrease was primarily attributable to a decrease in FFO from investment banking of $2.7 million, which was partially offset by increases in real estate FFO of $0.3 million.  There was no GOS in the fourth quarter of 2008 compared to $0.3 million in the fourth quarter of 2007.

Comparing results for the year ended December 31, 2008 to the year ended December 31, 2007, Net Income and EPS decreased $29.1 million or $0.41 per share, FFO decreased $5.8 million or $0.08 per share and FFO+GOS decreased $29.6 million or $0.42 per share.  Comparing results for the full year of 2008 to 2007, the FFO decrease was primarily attributable to a decrease in FFO from investment banking of $7.4 million.  The decrease was caused by lower sales of securities by our investment bank, which decreased $90.1 million to $57.4 million for 2008 compared to $147.5 million for 2007.  Revenue from our investment bank is primarily based on the value of these securities sales.  This decrease was partially offset by increases in real estate FFO of $1.6 million.  There was no GOS for 2008 compared to $23.8 million or $0.34 per share for 2007.

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George J. Carter, President and CEO, commented as follows:

“For the fourth quarter of 2008, FSP’s profits as represented by FFO+GOS totaled approximately $16.2 million or $0.23 per share.  Dividend distributions declared for the fourth quarter of 2008, which are payable on February 20, 2009, totaled approximately $13.4 million or $0.19 per share.

Significant portions of our real estate investment business, specifically property sales and investment banking, are transactional.  Neither of these business segments made a positive contribution to the fourth quarter.  Substantially all profits for the quarter were produced by our ongoing/recurring rental operations.

Although, FSP has certain properties in its portfolio that we would contemplate selling, we have not listed any property for sale because of current adverse market conditions.  Rather than sell in this negative environment, FSP continues to postpone consideration of the sale of some properties until a more attractive environment establishes itself, particularly within the mortgage/debt markets.  A time frame for improvement in these markets continues to be hard to predict.  However, we continue to constantly evaluate property disposition opportunities.

During the fourth quarter of 2008, our investment banking group raised no equity capital, compared with $4.8 million in the third quarter of 2008, $49.9 million in the second quarter of 2008 and $2.7 million in the first quarter of 2008.  Concern and uncertainty continues to surround the potential impact on commercial real estate emanating from the U.S. recession and financial credit crisis, and our established investor clients continue to sit on the sidelines until a clearer sense of stability returns to the broader capital markets before considering significant investment purchases.  The lack of equity raising activity resulted in our investment banking business segment operating at a loss for the fourth quarter totaling approximately $0.6 million or $0.01 per share.  We anticipate business in this area to remain very volatile quarter-to-quarter as long as broader investment market activity and financial events continue to meaningfully sway investor confidence and sentiment.

While profits continued to suffer in the fourth quarter of 2008 from our transactional businesses, our real estate portfolio of 29 properties maintained its overall 93% occupancy and provided steady rental income.  FFO for the fourth quarter of 2008 was $0.23 per share, all of which came from real estate operations net of the cost of maintaining our investment banking capability.

In late December 2008, FSP invested approximately $40 million dollars to purchase two additional properties for its portfolio.  Full quarter operations from these two additional investments will be reflected in the first quarter results of 2009.  Additional property investments are currently under consideration.

As the capital markets and U.S. economy work through the current recession, and financial/credit crisis, we will continue to pursue additional commercial property investment opportunities.  It will be FSP’s objective to continue to grow our property portfolio and rental income business during this period of liquidity-constrained capital markets by using our balance sheet strength to help finance and fund new acquisitions.  We continue to be very optimistic about FSP’s position in the current commercial real estate investment market and the opportunities that are presenting themselves to acquire commercial properties at better pricing and value metrics than we have seen in the last several years.”

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Dividend Announcement

On January 16, 2009, the Company announced that its Board of Directors declared a regularly quarterly dividend for the three months ended December 31, 2008 of $0.19 per share of common stock payable on February 20, 2009 to stockholders of record on January 30, 2009.

Real Estate Update

On December 11, 2008, the Company acquired an office property in Missouri for approximately $20.0 million and on December 23, 2008 the Company acquired an office property in Virginia for approximately $18.6 million.  Supplementary Schedules D & E provide property information for our continuing real estate portfolio of 29 properties and for two non-consolidated REITs that we have interests in as of December 31, 2008.  The Company will also be filing a supplemental information package that will provide stockholders and the financial community with additional operating and financial data.  The Company will file this supplemental information package with the SEC and make it available on its website at www.franklinstreetproperties.com in the next week.

A reconciliation of Net Income to FFO and FFO+GOS is shown below and definitions of FFO and FFO+GOS are provided on Supplementary Schedule H.  We believe FFO is used broadly throughout the real estate investment trust (REIT) industry as a measurement of performance and is generally calculated in a similar manner to our calculation.  We also believe that FFO+GOS is an important measure as it considers investment performance.

	Three Months Ended		Year Ended
	December 31,		December 31,
(In thousands, except per share amounts)	2008	2007	2008	2007

Net income	$6,619	$9,391	$31,959	$61,085
(Gain) Loss on sale of properties	-	(257)	-	(23,789)
GAAP (income) loss from non-consolidated REITs	(580)	(147)	(2,747)	472
Distributions from non-consolidated REITs	1,510	607	5,348	1,806
Depreciation of real estate & intangible amortization	8,650	8,978	34,644	35,475
Funds From Operations (FFO)	16,199	18,572	69,204	75,049
Plus gains on sales of properties (GOS)	-	257	-	23,789
FFO+GOS	$16,199	$18,829	$69,204	$98,838

Per Share Data
EPS	$0.09	$0.13	$0.45	$0.86
FFO	$0.23	$0.26	$0.98	$1.06
GOS	$-	$-	$-	$0.34
FFO+GOS	$0.23	$0.27	$0.98	$1.40

Weighted average shares (basic and diluted)	70,481	70,481	70,481	70,651

Today’s news release, along with other news about Franklin Street Properties Corp., is available on the Internet at www.franklinstreetproperties.com.

A conference call is scheduled for February 25, 2009 at 9:30 a.m. (ET) to discuss 2008 results. The toll free number is 1-800-597-1967, passcode 61563278. Internationally, the call may be accessed by dialing 1-617-597-5526, passcode 61563278. To listen via live audio webcast, please visit the Webcasts & Presentations section in the Investor Relations section of the Company's website, www.franklinstreetproperties.com at least ten minutes prior to the start of the call and follow the posted directions. The webcast will also be available via replay from the above location starting one hour after the call is finished.

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About Franklin Street Properties Corp.

Franklin Street Properties Corp., based in Wakefield, Massachusetts, is focused on achieving current income and long-term growth through investments in commercial properties. FSP operates in two business segments: real estate operations and investment banking/investment services. The majority of FSP's property portfolio is suburban office buildings, with select investments in certain central business district properties. FSP's subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and a registered broker/dealer. FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. To learn more about FSP please visit our website at www.franklinstreetproperties.com.

Forward-Looking Statements

Statements made in this press release that state FSP’s or management’s intentions, beliefs, expectations, or predictions for the future may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  This press release may also contain forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements.  Accordingly, readers are cautioned not to place undue reliance on forward-looking statements.  Investors are cautioned that our forward-looking statements involve risks and uncertainty, including without limitation, changes in economic conditions in the United States, disruptions in the debt markets, changes in economic conditions in the markets in which we own properties, changes in the demand by investors for investment in Sponsored REITs (as defined in our Annual Report on Form 10-K for the year ended December 31, 2008), risks of a lessening of demand for the types of real estate owned by us, changes in government regulations, and expenditures that cannot be anticipated such as utility rate and usage increases, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments.  See the “Risk Factors” set forth in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2008, as the same may be updated from time to time in subsequent filings with the United States Securities and Exchange Commission.  Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  We will not update any of the forward-looking statements after the date of this press release to conform them to actual results or to changes in our expectations that occur after such date, other than as required by law.

Franklin Street Properties Corp.
Earnings Release
Supplementary information
Table of Contents

Franklin Street Properties Corp. Financial Results	A-C
Real Estate Portfolio Summary Information	D
Portfolio and Other Supplementary Information	E
Prior 4 Quarters Information	F
Largest 20 Tenants – FSP Owned Portfolio	G
Definition of Funds From Operations (FFO) and FFO+GOS	H

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Franklin Street Properties Corp. Financial Results
  Supplementary Schedule A
  Condensed Consolidated Income Statements
  (Unaudited)

	For the Three Months Ended December 31,		For the Year Ended December 31,
(in thousands, except per share amounts)	2008	2007	2008	2007

Revenue:
Rental	$28,915	$25,851	$111,198	$100,961
Related party revenue:
Syndication fees	-	1,896	3,766	8,986
Transaction fees	35	2,452	3,641	9,898
Management fees and interest income from loans	375	1,854	1,739	7,030
Other	20	34	72	118
Total revenue	29,345	32,087	120,416	126,993

Expenses:
Real estate operating expenses	8,026	7,145	28,999	26,171
Real estate taxes and insurance	4,365	4,045	17,740	16,535
Depreciation and amortization	7,744	7,624	30,360	29,334
Selling, general and administrative	1,711	1,791	8,268	7,466
Commissions	131	1,017	2,151	4,737
Interest	1,570	1,563	4,921	7,684

Total expenses	23,547	23,185	92,439	91,927

Income before interest income, equity in earnings (losses) of
non-consolidated REITs and taxes	5,798	8,902	27,977	35,066
Interest income	88	514	745	2,377
Equity in earnings (losses) of non-consolidated REITs	580	147	2,747	(464)

Income before taxes	6,466	9,563	31,469	36,979
Income tax expense (benefit)	(153)	359	(490)	873

Income from continuing operations	6,619	9,204	31,959	36,106
Discontinued operations:
Income (loss) from discontinued operations	-	(70)	-	1,190
Gain on sale of assets, less applicable income tax	-	257	-	23,789
Total discontinued operations	-	187	-	24,979

Net income	$6,619	$9,391	$31,959	$61,085

Weighted average number of shares outstanding,
basic and diluted	70,481	70,481	70,481	70,651

Earnings per share, basic and diluted, attributable to:
Continuing operations	$0.09	$0.13	$0.45	$0.51
Discontinued operations	-	-	-	0.35
Net income per share, basic and diluted	$0.09	$0.13	$0.45	$0.86

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  Franklin Street Properties Corp. Financial Results
  Supplementary Schedule B
  Condensed Consolidated Balance Sheets
  (Unaudited)

(in thousands, except share and par value amounts)	December 31,
	2008	2007
Assets:
Real estate assets, net	$844,058	$790,319
Acquired real estate leases, less accumulated amortization of $29,200 and $23,401, respectively	28,518	33,695
Investment in non-consolidated REITs	83,046	85,663
Assets held for syndication, net	13,254	26,310
Cash and cash equivalents	29,244	46,988
Restricted cash	336	336
Tenant rent receivables, less allowance for doubtful accounts of $509 and $430, respectively	1,329	1,472
Straight-line rent receivable, less allowance for doubtful accounts of $261 and $261, respectively	8,816	7,387
Prepaid expenses	2,206	1,395
Other assets	3,531	406
Office computers and furniture, net of accumulated depreciation of $1,108 and $968, respectively	281	309
Deferred leasing commissions, net of accumulated amortization of $3,416, and $1,975, respectively	10,814	9,186
Total assets	$1,025,433	$1,003,466

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$67,468	$84,750
Term loan payable	75,000	-
Accounts payable and accrued expenses	22,297	20,255
Accrued compensation	1,654	1,564
Tenant security deposits	1,874	1,874
Other liabilities: derivative termination value	3,099	-
Acquired unfavorable real estate leases, less accumulated amortization of $1,779, and $1,226, respectively	5,044	4,405
Total liabilities	176,436	112,848

Commitments and contingencies

Stockholders’ Equity:
Preferred stock, $.0001 par value, 20,000,000 shares authorized, none issued or outstanding	-	-
Common stock, $.0001 par value, 180,000,000 shares authorized, 70,480,705 and 70,480,705 shares issued and outstanding, respectively	7	7
Additional paid-in capital	889,019	889,019
Accumulated other comprehensive loss	(3,099)	-
Earnings (distributions) in excess of accumulated earnings/distributions	(36,930)	1,592
Total stockholders’ equity	848,997	890,618
Total liabilities and stockholders’ equity	$1,025,433	$1,003,466

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  Franklin Street Properties Corp. Financial Results
  Supplementary Schedule C
  Condensed Consolidated Statements of Cash Flows
(Unaudited)

	For the Year Ended December 31,
(in thousands)	2008	2007
Cash flows from operating activities:
Net income	$31,959	$61,085
Adjustments to reconcile net income to net cash provided by operating activities:
Gains on assets sold	-	(23,789)
Depreciation and amortization expense	30,444	30,563
Amortization of above market lease	4,283	4,948
Equity in earnings (losses) from non-consolidated REITs	(2,747)	472
Distributions from non-consolidated REITs	5,348	1,806
Increase (decrease) in bad debt reserve	79	(3)
Changes in operating assets and liabilities:
Restricted cash	-	425
Tenant rent receivables, net	64	971
Straight-line rents, net	(1,406)	(3,359)
Prepaid expenses and other assets, net	(901)	374
Accounts payable and accrued expenses	448	1,884
Accrued compensation	90	(1,079)
Tenant security deposits	-	130
Payment of deferred leasing commissions	(3,353)	(4,314)

Net cash provided by operating activities	64,308	70,114

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs	(73,888)	(77,894)
Purchase of acquired favorable and unfavorable leases	(4,508)	(3,726)
Investment in non-consolidated REITs	(10)	(82,831)
Investment in mortgage loan receivable	(1,125)	-
Redemption of certificate of deposit	-	5,143
Changes in deposits on real estate assets	(1,300)	-
Investment in assets held for syndication, net	12,236	(22,093)
Proceeds received on sales of real estate assets	-	96,102

Net cash used in investing activities	(68,595)	(85,299)

Cash flows from financing activities:
Distributions to stockholders	(70,481)	(87,662)
Purchase of treasury shares	-	(4,767)
Borrowings (repayments) under bank note payable, net	(17,282)	84,750
Borrowings under term loan payable	75,000	-
Deferred financing costs	(694)	(121)

Net cash (used in) provided by financing activities	(13,457)	(7,800)

Net increase (decrease) in cash and cash equivalents	(17,744)	(22,985)

Cash and cash equivalents, beginning of period	46,988	69,973

Cash and cash equivalents, end of period	$29,244	$46,988

The accompanying notes are an integral part of these condensed consolidated financial statements.

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Franklin Street Properties Corp. Earnings Release
Supplementary Schedule D
Real Estate Portfolio Summary Information
(Unaudited & Approximated)

Commercial portfolio lease expirations (1)

	Total	% of
Year	Square Feet	Portfolio
2009	612,905	11.3%
2010	752,508	13.9%
2011	376,047	6.9%
2012	755,752	14.0%
2013	342,809	6.3%
2014	477,836	8.8%
Thereafter (2)	2,099,658	38.8%
	5,417,515	100.0%

(1)	Percentages are determined based upon square footage of expiring commercial leases.
(2)	Includes 365,000 square feet of current vacancies.

(dollars & square feet in 000's)	As of December 31, 2008
	# of		% of	Square	% of
State	Properties	Investment	Portfolio	Feet	Portfolio

Texas	7	$ 234,098	27.7%	1,489	27.4%
Colorado	4	130,461	15.5%	791	14.6%
Georgia	1	77,849	9.2%	387	7.1%
Maryland	2	62,930	7.5%	424	7.8%
Virginia	3	80,320	9.5%	569	10.5%
Missouri	3	74,375	8.8%	477	8.8%
Florida	1	49,276	5.9%	213	3.9%
Indiana	1	37,444	4.4%	205	3.8%
Illinois	1	31,402	3.7%	177	3.3%
California	2	21,340	2.5%	182	3.4%
Michigan	1	15,176	1.8%	215	4.0%
Washington	1	15,051	1.8%	117	2.2%
North Carolina	2	14,336	1.7%	172	3.2%
	29	$ 844,058	100.0%	5,418	100.0%

Property by type:
(dollars & square feet in 000’s)	As of December 31, 2008
	# of		% of	Square	% of
Type	Properties	Investment	Portfolio	Feet	Portfolio
Office	28	$ 838,915	99.4%	5,319	98.2%
Industrial	1	5,143	0.6%	99	1.8%
	29	$ 844,058	100.0%	5,418	100.0%

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Franklin Street Properties Corp. Earnings Release
Supplementary Schedule E
Portfolio and Other Supplementary Information
(Unaudited & Approximated)

Capital Expenditures
Owned Portfolio	Three Months Ended		Twelve Months Ended
(in thousands)	31-Dec-08	31-Dec-07	31-Dec-08	31-Dec-07

Tenant improvements	$ 823	$ 998	$ 5,387	$ 6,596
Deferred leasing costs	919	1,409	3,354	4,314
Building improvements	419	908	1,728	4,504
	$ 2,161	$ 3,315	$ 10,469	$ 15,414

Square foot & leased percentages	December 31,
	2008	2007

Owned portfolio of commercial real estate
Number of properties	29	26
Square feet	5,417,515	4,998,280
Leased percentage	93%	93%

Investments in non-consolidated commercial real estate
Number of properties	2	3
Square feet	1,461,224	1,614,380
Leased percentage	80%	92%

Single Asset REITs (SARs) managed
Number of properties	10	9
Square feet*	2,684,561	2,682,770
Leased percentage*	92%	92%

Total owned, investments & managed properties
Number of properties	41	38
Square feet*	9,563,300	9,295,430
Leased percentage*	91%	93%

*Excludes a property to be constructed with approximately 285,000 square feet.

The following table shows property information for our investments in non-consolidated REITs:

			Square	% Leased	% Interest
Single Asset REIT Name	City	State	Feet	31-Dec-08	Held
FSP 303 East Wacker Drive Corp.	Chicago	IL	842,717	87.9%	43.7%
FSP Phoenix Tower Corp.	Houston	TX	618,507	68.9%	4.6%
			1,461,224	79.9%

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Franklin Street Properties Corp. Earnings Release
Supplementary Schedule F: Prior 4 Quarters Information
(Unaudited)

(in thousands)
	Q4	Q1	Q2	Q3
Revenue:	2007	2008	2008	2008
Rental	$25,851	26,656	27,700	27,927
Related party revenue:
Syndication fees	1,896	205	3,257	304
Transaction fees	2,452	168	3,138	300
Management fees and
interest income from loans	1,854	561	423	380
Other	34	20	19	13
Total revenue	32,087	27,610	34,537	28,924

Expenses:
Real estate operating expenses	7,145	6,698	7,116	7,159
Real estate taxes and insurance	4,045	4,279	4,505	4,590
Depreciation and amortization	7,624	7,359	7,591	7,666
Selling, general and administrative	1,791	2,009	2,621	1,927
Commissions	1,017	158	1,654	208
Interest	1,563	1,192	1,051	1,108
Total expenses	23,185	21,695	24,538	22,658

Income before interest income, equity
in earnings in non-consolidated REITs	8,902	5,915	9,999	6,266
Interest income	514	303	176	177
Equity in earnings in non-consolidated REITs	147	793	694	679

Income before taxes on income	9,563	7,011	10,869	7,122
Taxes on income	359	(375)	335	(297)

Income from continuing operations	9,204	7,386	10,534	7,419
Loss from discontinued operations	(70)	-	-	-
Gain on sale of assets	257	-	-	-
Net income	$9,391	$7,386	$10,534	$7,419

FFO and FFO+GOS calculations:

Net income	$9,391	$7,386	$10,534	$7,419
(Gain) loss on sale of assets	(257)	-	-	-
GAAP (income) from non-consolidated REITs	(106)	(147)	(694)	(680)
Distributions from non-consolidated REITs	476	607	546	1,561
Depreciation & amortization	9,008	8,978	8,498	8,784
Funds From Operations (FFO)	18,512	16,824	18,884	17,084
Plus gains on sales of assets (GOS)	257	-	-	-
FFO+GOS	$18,769	$16,824	$18,884	$17,084

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Franklin Street Properties Corp. Earnings Release
Supplementary Schedule G
Largest 20 Tenants – FSP Owned Portfolio
(Unaudited & Estimated)

The following table includes the largest 20 tenants in FSP’s owned portfolio based on square feet leased.

				% of
	Tenant	Sq Ft	SIC Code	Portfolio
1	Capital One Services, Inc.* (1)	297,789	61	5.5%
2	Citgo Petroleum Corporation	248,399	29	4.6%
3	Tektronix Texas, LLC	241,372	38	4.4%
4	Burger King Corporation	212,619	58	3.9%
5	New Era of Networks, Inc. (Sybase)	199,077	42	3.7%
6	Citigroup Credit Services, Inc.	176,848	61	3.3%
7	RGA Reinsurance Company	171,120	63	3.2%
8	International Business Machines Corp.	138,033	73	2.5%
9	Giesecke & Devrient America	135,888	13	2.5%
10	Murphy Exploration & Production Company	133,786	73	2.5%
11	CACI Technologies, Inc.	132,896	42	2.4%
12	Monsanto	127,778	87	2.4%
13	Maines Paper and Food Service, Inc.	98,745	73	1.8%
14	Jones Lang Lasalle	92,827	81	1.7%
15	AMDOCS, Inc.	91,928	91	1.7%
16	Ober Kaler Grimes	90,811	79	1.7%
17	County of Santa Clara	90,467	67	1.7%
18	Technip-Coflexip USA Holdings, Inc	86,059	73	1.6%
19	Vail Corp, dba Vail Resorts	83,620	67	1.5%
20	Corporate Holdings, LLC	81,818	81	1.5%
	Total	2,931,880		54.1%

(1) Capital One sublets all of the space to LandAmerica Financial Group, Inc.  LandAmerica Financial Group, Inc. entered into a direct lease with us which commences at the expiration of the Capital One lease on October 31, 2009.  On November 26, 2008, LandAmerica Financial Group, Inc. filed a voluntary motion for relief under chapter 11 of the Bankruptcy Code.  As of February 20, 2009, no motion to assume or reject the direct lease had been filed by LandAmerica Financial Group, Inc

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Franklin Street Properties Corp. Earnings Release
Supplementary Schedule H
Definition of Funds From Operations (“FFO”),
and FFO plus Gains on Sales (“FFO+GOS”)

The Company evaluates the performance of its reportable segments based on several measures including, Funds From Operations (“FFO”) and FFO plus Gains on Sales (“FFO+GOS”) as management believes they represent important measures of activity and are an important consideration in determining distributions paid to equity holders.  The Company defines FFO as net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, and after adjustments to exclude non-cash income (or losses) from non-consolidated or Sponsored REITs, plus distributions received from non-consolidated or Sponsored REITs.  The Company defines FFO+GOS as FFO as defined above, plus gains (or losses) from sales of properties and provisions for assets held for sale, if applicable.

FFO and FFO+GOS should not be considered as alternatives to net income (determined in accordance with GAAP), as indicators of the Company’s financial performance, nor as alternatives to cash flows from operating activities (determined in accordance with GAAP), nor as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define these terms in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, FFO and FFO+GOS should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.